SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 11, 2002
Date of Report (Date of Earliest Event Reported)

Commission File Number 0-23100

TEAM SPORTS ENTERTAINMENT, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	22-2649848 (IRS Employer Identification No.)

13801 Reese Boulevard West
Suite 150
Huntersville, North Carolina 28028
(Address of Principal Executive Offices)

(704) 992-1290
(Registrant’s Telephone Number, Including Area Code)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Team Sports Entertainment, Inc. (the “Company”) has elected, effective December 11, 2002, to engage Elliott Davis LLC (“Elliott Davis”) as its independent auditors to audit the Company’s consolidated financial statements for the year ended December 31, 2002. Elliott Davis will commence its engagement with the review of the Company’s financial statements for the fiscal fourth quarter and the audit of the fiscal year ended December 31, 2002. The decision to dismiss Guest & Company, P.C. (“Guest”), the Company’s prior independent auditors, and to retain Elliott Davis as the Company’s independent auditors was made by the Audit Committee of the Board of Directors. The dismissal of Guest was effective on December 11, 2002.

The Company’s auditors for the 2001 fiscal year was Guest. Guest’s report on the Company’s consolidated financial statements for the year ended December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor was it otherwise modified as to uncertainty, audit scope or accounting principles.

The Company’s auditors for the 2000 fiscal year was Bonadio & Co., LLP (“Bonadio”). Bonadio’s report on the Company’s consolidated financial statements for the year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor was it otherwise modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and the interim period up to and including December 11, 2002, there were no disagreements between the Company and Guest, or the Company and Bonadio, as applicable, on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Guest’s or Bonadio’s satisfaction, as applicable, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company has provided each of Guest and Bonadio with a copy of the foregoing disclosures. Attached as Exhibit 16.3 is a copy of Guest’s letter, dated December 31, 2002, and previously filed with the Company’s Current Report on Form 8-K filed December 18, 2002 as Exhibit 16.2 is a copy of Bonadio’s letter dated December 17, 2002, each stating that it agrees with such statements.

During the years ended December 31, 2001 and 2000 and the interim period up to and including December 11, 2002, the Company has not consulted with Elliott Davis regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither written nor oral advice was provided to the Company that Elliott Davis concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues; or (ii) any matter that was the subject of a disagreement or event identified in Item 304(a)(1)(iv) of Regulation S-B.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

Exhibit No.		Description

Exhibit 16.1	*	Letter from Guest & Company, P.C. to the Securities and Exchange Commission, dated December 17, 2002

Exhibit 16.2	*	Letter from Bonadio & Co., LLP to the Securities and Exchange Commission, dated December 17, 2002

Exhibit 16.3		Letter from Guest & Company, P.C. to the Securities and Exchange Commission, dated December 31, 2002

*Previously filed with the Company’s Current Report on Form 8-K filed on December 18, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this amendment to report to be signed on its behalf by the undersigned, hereunto duly authorized, this 2nd day of January, 2003.

TEAM SPORTS ENTERTAINMENT, INC.

By:	/s/ Charles Bradshaw
Charles Bradshaw Chief Executive Officer

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EXHIBIT INDEX
Exhibit No.	Description

16.1*	Letter from Guest & Company, P.C. to the Securities and Exchange Commission, dated December 17, 2002

16.2*	Letter from Bonadio & Co., LLP to the Securities and Exchange Commission, dated December 17, 2002

16.3	Letter from Guest & Company, P.C. to the Securities and Exchange Commission, dated December 31, 2002

*Previously filed with Company’s Current Report on Form 8-K filed on December 18, 2002.

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